UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of

The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):

April 18, 2005

BEA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22369	77-0394711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

2315 North First Street, San Jose, CA	95131
(Address of Principal Executive Office)	(Zip Code)

(Registrant’s telephone number, including area code)

(408) 570-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directions; Appointment of Principal Officers.

On April 18, 2005, BEA Systems, Inc., a Delaware corporation (the “Company”), issued a press release announcing that Richard T. Schlosberg, III has been elected by the Company’s Board of Directors to serve as a Director of the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The exhibit listed below is being filed with this Current Report on Form 8-K:

Exhibit	Description
99.1	Press Release dated as of April 18, 2005, announcing that Richard T. Schlosberg, III has been elected by the Company’s Board of Directors to serve as a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA SYSTEMS, INC.

By:	/s/ Mark Dentinger
Mark Dentinger
Executive Vice President and Chief Financial Officer

Date: April 18, 2005

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated as of April 18, 2005, announcing that Richard T. Schlosberg, III has been elected by the Company’s Board of Directors to serve as a Director of the Company.